Exhibit 99.2

Investor Call

United Continental Holdings, Inc.

Oscar Munoz

President and Chief Executive Officer

Jim Compton

Vice Chairman and Chief Revenue Officer

June 21, 2016

A STAR ALLIANCE MEMBER

Safe Harbor Statement

Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally; our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; disruptions to our regional network; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations); the impact of regulatory, investigative and legal proceedings and legal compliance risks; the impact of any management changes; labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of UAL’s Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.

Purpose of today’s call

■ Continue with open, direct and frequent dialogue

■ Share update on efforts already underway to improve financial performance

■ Plan to host an investor day in the fourth quarter of 2016

We have confidence in our ability to be successful…

Strong building blocks Signs of progress

✓Improved operational performance

Engaged Global

workforce network✓Removed $6B of high-cost debt since merger1✓Launched 1st and 2nd buyback program

Flexible Healthy ✓Expect $1B+ in non-fuel cost savings in 2016 fleet balance sheet

✓Grew pre-tax earnings ex. special items 3x2

1 Year-end 2015 as compared to year-end 2011. Includes annualized aircraft rent capitalized at 7x

2 Full-year 2015 as compared to full-year 2011. Pre-tax earnings including special items grew 5x. Please refer to Appendix A for a reconciliation of GAAP to non-GAAP financial measures

…but financial performance has lagged peers

Pre-tax margin1

UAL vs. peers2 What contributed to relative performance?

18%

16%■ Integration was more complex and took 14% longer than expected

12%

10%■ Had operational and service challenges

8% 6%

■ Seat share declined in domestic markets as

4%

domestic profitability improved

2% 0%

(2%)■ Lost share of premium customers

20113 2012 2013 2014 2015 1Q16

Incl. special items Excl. special items

1 Twelve months ended

2 AAL (pro-forma prior to 1Q14), DAL and LUV (pro-forma prior to 2Q12); Pre-tax margin, excluding special items, is a non-GAAP measure and may be calculated differently by the peer airlines presented in this chart

3 UAL numbers in 1Q11 and 2Q11 are pro-forma 5

We are focused on improving relative financial performance

1 Current priorities

2 Earnings accretive initiatives underway

3 Network and commercial objectives

4 Looking ahead

Our current priorities are foundational to our future success

■ Rebuild trust with employees and customers■ Continue to operate reliably while driving efficiency■ Grow share of premium customers ■ Execute successfully in all areas of the business

We are focused on improving relative financial performance

1 Current priorities

2 Earnings accretive initiatives underway

3 Network and commercial objectives

4 Looking ahead

Executing initiativesthat will drive incremental $3.1B by 2018

Driving incremental revenue Generating benefits from through commercial Improving cost structure improved operations enhancements

~$300M by 2018 ~$1.5B by 2018 ~$1.3B by 2018

Strong operations expected to generate ~$300M by 2018

Re-attract premium customers

■ Deliver consistent experience to regain the trust of customers■ Already seeing modest improvement to revenue share in hubs

Reduce re-accommodations

■ Rebook fewer passengers on other airlines as a better operation creates fewer passenger disruptions

Reduce cost of irregular operations

■ Decrease number of passengers affected through fewer disruptions and faster recovery■ Improve efficiency at airports, including deployment of mobile tools for employees

Improve schedule quality

■ Reduce operational buffers (e.g. spare aircraft, additional ground time, etc.) ■ Generate additional revenue with same assets

Expect sustained operational improvements to drive incremental value beyond 2018

Revenue

Further segmentation will drive $1B of revenue by 2018

Customer choice revenue[1]
$ per passenger


~50%
$16 - $17
70%
$10.94
$6.53
2012
2015
2018E
Annual impact
$0.9B
$1.5B
$2.5B

- **Grow industry-leading existing portfolio (~$750M by 2018)**
  - ~20% increase in Economy Plus and ~30% increase in front-cabin seating by 2018
  - Expand sales through third party channels
- **Introduce new products (~$250M by 2018)**
  - Entry level fares (~$150M by 2018) for price sensitive customers
  - Bundled products (~$100M by 2018) to improve customer choice and customization

[1] Includes revenue from ancillary products including premium cabin, Economy Plus, and entry level fare upsells
Does not include bag, change and booking fees

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Revenue

Additional revenue enhancements will generate $500M

■ Impact of credit card rate escalation due to new $300M agreement

MileagePlus

by 2018■ Enhancements to improve customers’ ability to redeem miles

■ Optimizer advancements reduce dilution and improve inventory management

$200M Next generation

by 2018 revenue management■ Showing strong results in initial testing■ Benefit continues to grow beyond 2018

Costs

Slimline and upgauge expected to drive ~$800M in benefit

Average consolidated gauge Structural net benefit

Seats per departure ($M)

125 +$800

121 $1,400

120 117 $500

115

111 15%

110 $600

105

105 $250 $900 $350

100

2015 2016E 2017E 2018E

2015 2018E

% complete of Revenue Cost1 ~30% ~50% ~70% ~80% current program

1Includes fuel and non-fuel cost benefit 13

Costs

Expect ~$500M benefit from sensible cost management

Cost efficiency programs Examples include

($M)

■ Migration to single maintenance system reduces

$1,500

complexity

$1,200 $500

$200■ More efficient use of in-house maintenance $800 capabilities

$380 $1,000 $1,000■ New tools and technology enabling improved productivity

2014 2015 2016E 2018E■ Continued optimization of supplier contracts

2013 program 2016 program

Maintain average annual non-fuel unit cost growth below inflation

Expect $3.1B of value from earnings initiatives underway

$M

2015 2016E 2017E 2018E Improved operations

Operational integrity—$100 $200 $300

Commercial enhancements

Customer choice revenue $1,500 $1,800 $2,100 $2,500 MileagePlus and next-generation tools $200 $400 $400 $700

Cost structure

Slimline and upgauge program $600 $900 $1,300 $1,400 2016 cost efficiency program—$200 $400 $500

Total $2.3B $3.4B $4.4B $5.4B

Incremental benefit from 2015 $3.1B

We are focused on improving relative financial performance

3 Network and commercial objectives

1 Current priorities

2 Earnings accretive initiatives underway

4 Looking ahead

Our network has many strengths…

■ Hubs located in big, business-centric cities with most originating passengers

■ Coastal hubs well-positioned for international connections

■ San Francisco is the premier Pacific gateway

■ Newark is the only true international, connecting hub in New York

■ Houston serves the most destinations to Mexico, Central America and South America

■ #1 seat share in United hub metro areas except Los Angeles (#2) and Washington, D.C. (#2)

…and our international entity continues to perform well…

Return on revenue1 International PRASM2 premium to industry

114.1%

112.7%

2000 2005 2010 2015

2010 2015 Domestic International

Our international returns consistently higher than domestic… …while our PRASM premium has grown

1 Return on revenue: income/loss derived from internal allocation of recurring expenses (other than profit sharing and fuel hedges) to domestic and international flights over revenue 18 2 Passenger revenue per available seat mile adjusted for length of haul

…however, our domestic position has eroded in last 5 years

Domestic consolidated capacity Seat share in hubs1 Domestic PRASM2 premium to industry

Available seat miles (billions)

(6%)

146 36% 110.7%

109.2% 31% 137

2010 2015 2010 2015 2010 2015

Our domestic capacity declined… …leading to lost share in our hubs… …contributing to reduction in our premium to peers

1 UAL metro seats/all metro seats in domestic hubs

2 Passenger revenue per available seat mile adjusted for length of haul 19

Continuing to invest in travel experience for customers

✓ Improving reliability and schedule utility ✓ Adding premium seats in key business markets✓ Reimagining travel with United Polaris Business Class✓ Transforming the United Club experience✓ Providing customer-friendly tools like innovative mobile app

✓ Elevating food and beverage offerings

Commercial objectives will strengthen our competitive position

Key commercial objectives Actions already underway

■ Grow capacity in-line with demand■ Grew consolidated network 1.6% in 2015■ Leverage strong international network■ Continuing to launch successful new routes■ Improve hub positions; reduce erosion■ Targeted growth in ‘15 and ‘16 reduced erosion ■ Fly more cost efficiently■ Began slimline and upgauge program■ Continue to innovate on segmentation■ Bundles and entry level fares launch this year■ Enhance customer experience■ Introduced improvements on ground and in air

Now expect 2Q16 PRASM to be (6.5%)—(7.5%) year-over-year

We

are

focused on

improving

relative

financial

performance

4

Looking ahead

1 Current priorities

2 Earnings accretive initiatives underway

3 Network and commercial objectives

As we look ahead at United

■ Maintain strong reliability while improving efficiency

■ Refine the mission for each geographic region, hub and spoke■ Implement the profit maximizing product and segmentation strategy■ Further identify and address controllable cost gap to peers

Question & Answer Session

Appendix A: Reconciliation of GAAP to Non-GAAP financial measures

UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including income (loss) before income taxes excluding special items, among others. Pursuant to SEC Regulation G, UAL has included the following reconciliation of reported Non-GAAP financial measures to comparable financial measures reported on a GAAP basis. UAL believes that adjusting for special items is useful to investors because special items are non-recurring charges not indicative of UAL's ongoing performance. For additional information related to special items, see Note 16 to the financial statements included in UAL's Form 10-K for the year ended December 31, 2015.

	Twelve Months Ended[1]																				
(in millions)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Pre-tax income /(loss) – GAAP	$4,202	$4,219	$3,337	$2,651	$2,245	$1,128	$1,217	$679	$359	$539	($205)	($572)	($703)	($724)	($238)	$407	$609	$845	$667	$859	$926
Add: Special Items	399	279	684	734	797	844	520	528	537	475	799	1,151	1,218	1,323	1,133	739	572	485	732	656	754
Pre-tax income excluding special items – Non-GAAP	$4,601	$4,498	$4,021	$3,385	$3,042	$1,972	$1,737	$1,207	$896	$1,014	$594	$579	$515	$599	$895	$1,146	$1,181	$1,330	$1,399	$1,515	$1,680
Total Operating Revenue – GAAP	$37,451	$37,864	$38,141	$38,398	$38,813	$38,901	$38,917	$38,582	$38,254	$38,279	$37,652	$37,333	$37,271	$37,152	$37,378	$37,640	$37,510	$37,110	$36,646	$35,830	$34,910

[1] March 31, 2011 and June 30, 2011 data is pro-forma

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